Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MONTHLY OPERATING REPORT

For the Period March 10, 2015 through March 31, 2015

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Attestation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Reconciliations	MOR-1a			X
Bank Account Balances	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephen M. Jones	April 30, 2015
Signature of Authorized Individual*	Date

Stephen M. Jones	Executive VP, CFO, and Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In. Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

General Notes

1.	Introduction

On March 10, 2015 (the” Commencement Date”), Allied Nevada Gold Corp. (“Allied”) and certain affiliates (collectively with Allied, the “Debtors”), each filed a voluntary petition for relief commencing cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to Bankruptcy Code sections 1107 and 1108. On March 19, 2015, the United States Trustee for the District of Delaware appointed a statutory committee of creditors pursuant to Bankruptcy Code section 1102(a) and 1102(b). On April 10, 2015, the U.S. Trustee appointed a statutory committee of equity security holders pursuant to Bankruptcy Code section 1102. Information contained herein may differ from that contained in the pleadings filed by the Debtors on the Commencement Date due to more accurate information having become available since the Commencement Date.

2.	GAAP

The financial statements and supplemental information contained herein are preliminary and unaudited, and may not comply with generally accepted accounting principles in the United States of America (“GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent information for the Debtors only and exclude all non-Debtor affiliates.

The unaudited financial statements have been derived from the Debtors’ books and records. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP. Upon application of such procedures, the Debtors believe that the financial information could be subject to change, which could be material. The information furnished in this report includes primarily normal recurring adjustments but does not include all adjustments that would typically be made for financial statements in accordance with GAAP.

3.	General Methodology

The Debtors prepared this Monthly Operating Report (“MOR”) relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

4.	Past Performance

The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

5.	Prepetition vs. Postpetition Liabilities

The Debtors allocated liabilities between prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of March 2015. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate.

6.	Insurance

To the best of the Debtors’ knowledge, all premiums for insurance policies are current.

7.	Book Value of Assets

Unless otherwise indicated, the values for the assets contained in this MOR are book values as of the end of March 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. Thus, unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of March 2015 and are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset set forth herein.

8.	Intercompany Receivables/Payables

In accordance with the Order Approving Debtors Motion for Authority to (A) Continue Using Their Existing Cash Management System, (B) Honor or Satisfy Certain Prepetition Obligations Related thereto, (C) Maintain Existing Bank Accounts and Business Forms and (D) Extend the Time to Comply with Bankruptcy Code Section 345(b) dated March 11, 2015 [Docket No. 9], Allied and other Debtors maintain intercompany (“I/C”) receivables and payables with certain subsidiaries. Allied and the other Debtors record I/C receivables for payments made on behalf of certain subsidiaries, who in turn record corresponding I/C payables.

9.	Liabilities Subject to Compromise

As a result of commencing the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 reorganization plan. Generally, actions to enforce or otherwise effect payment of prepetition liabilities are stayed.

The filing of the Chapter 11 Cases constituted an event of default under, or otherwise triggered repayment obligations with respect to, a number of debt instruments and agreements relating to direct and indirect financial obligations of the Debtors (collectively, the “Prepetition Debt”). As a result, obligations under the Prepetition Debt became automatically and immediately due and payable. The Debtors believe that any efforts to enforce the payment obligations under the Prepetition Debt have been stayed as a result of the filing of the Chapter 11 Cases.

10.	Liabilities Not Subject to Compromise

Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors’ business and assets. To the extent such claims have been categorized as “Liabilities Not Subject to Compromise,” the Debtors reserve the right to dispute their obligation to make such payments.

The Debtors have been paying and intend to continue to pay undisputed postpetition claims in the ordinary course of business.

11.	Reservation of Rights

Given the complexity of the Debtors’ business, inadvertent errors, omissions or the over-inclusion of contracts or leases may have occurred in the preparation of this MOR. Accordingly, the Debtors reserve all of their rights to dispute the validity, status, enforceability or executory nature of any claim amount, representation or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary.

Nothing contained in this MOR shall constitute a waiver of the Debtors’ rights or an admission with respect to the Chapter 11 Cases, including with respect to any issues involving the Debtors’ ownership interests, defenses and/or causes of action arising under the provisions of chapter 5 of the Bankruptcy Code and any other relevant non-bankruptcy laws.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS1

For the Period March 10, 2015 through March 31, 2015

	BANK ACCOUNTS		CURRENT MONTH	CUMULATIVE FILING TO DATE
	Hycroft Resources & Development Inc.	Allied Nevada Gold Corp.	ACTUAL	ACTUAL
CASH BEGINNING OF PERIOD	2,661,072.47	1,061,533.16	3,722,605.63	3,722,605.63

RECEIPTS
CASH SALES	16,884,656.02		16,884,656.02	16,884,656.02
ACCOUNTS RECEIVABLE	1,815,935.75		1,815,935.75	1,815,935.75
TRANSFERS BETWEEN ACCOUNTS	-500,000.00	500,000.00	0.00	0.00
SALE OF ASSETS			0.00	0.00
OTHER (ATTACH LIST)	4,264.26	10,230.20	14,494.46	14,494.46
TRANSFERS (FROM DIP ACCTS)		35,000,000.00	35,000,000.00	35,000,000.00
			0.00	0.00

TOTAL RECEIPTS	18,204,856.03	35,510,230.20	53,715,086.23	53,715,086.23

DISBURSEMENTS
NET PAYROLL	1,093,725.20	225,398.93	1,319,124.13	1,319,124.13
PAYROLL TAXES	466,871.99	114,230.07	581,102.06	581,102.06
BENEFITS (INS, 401K, FSA)	112,085.78	718,126.55	830,212.33	830,212.33
SALES, USE, & OTHER TAXES		63,013.92	63,013.92	63,013.92
SECURED/ RENTAL/ LEASES	1,815,098.09		1,815,098.09	1,815,098.09
BANK FEES (INCLUDING DIP FEES)		832,169.80	832,169.80	832,169.80
LOAN INTEREST		110,833.34	110,833.34	110,833.34
VENDOR DISBURSEMENTS	7,853,606.50	1,264,328.49	9,117,934.99	9,117,934.99
OTHER (ATTACH LIST)		317,000.00	317,000.00	317,000.00
TRANSFERS (TO DIP ACCTS)			0.00	0.00
PROFESSIONAL FEES		1,277,801.05	1,277,801.05	1,277,801.05
U.S. TRUSTEE QUARTERLY FEES			0.00	0.00
COURT COSTS			0.00	0.00

TOTAL DISBURSEMENTS	11,341,387.56	4,922,902.15	16,264,289.71	16,264,289.71

NET CASH FLOW	6,863,468.47	30,587,328.05	37,450,796.52	37,450,796.52
(RECEIPTS LESS DISBURSEMENTS)			0.00	0.00

CASH - END OF PERIOD	9,524,540.94	31,648,861.21	41,173,402.15	41,173,402.15

1	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Victory Gold Inc., Allied Nevada Gold Holdings LLC, Allied VGH Inc., Allied VNC Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortex LLC, and ANG Central LLC.

THE FOLLOWING SECTION MUST BE COMPLETED

Allied Nevada Gold Corp.

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	4,922,902.15

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	4,922,902.15

Hycroft Resources & Development, Inc.

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	11,341,387.56

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	11,341,387.56

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1

Schedule of Cash Receipts & Disbursements - Other Explanations

For the Period March 10, 2015 through March 31, 2015

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Hycroft Resources & Development, Inc. Other Deposits
United States Treasury	1,161.47	1,161.47
Napa Rebate	1,900.50	1,900.50
Southwest Gas Refund	169.13	169.13
ADP Payroll Refund	1,033.16	1,033.16

	4,264.26	4,264.26

Allied Nevada Gold Corp. Other Deposits
United States Treasury	5,470.55	5,470.55
Discovery Benefits Cobra Reimbursements	1,594.60	1,594.60
Advanced Mineral Royalty Receipt	3,000.00	3,000.00
National Bank of Canada Interest	165.05	165.05

	10,230.20	10,230.20

Allied Nevada Gold Corp. Other Disbursements
Transfer to Adequate Insurance Account	317,000.00	317,000.00

April 30, 2015

Office of the United States Trustee

Subject: Attestation Regarding Bank Account Reconciliations

The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all reconciliations.

The Debtors have, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of the bank account statements and reconciliations are available for inspection upon request by the office of the United States Trustee.

/s/ Stephen M. Jones

Name:	Stephen M. Jones
Position:	Executive Vice President, Chief Financial Officer and Secretary

Sworn to and Subscribed
Before me on this 30
Day of April, 2015

/s/ Brandy King
Notary Public

My Commission Expires: 4/29/19

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1a

Schedule of Bank Accounts and March 31, 2015 Balances

Case #	Related Entity	Bank Name	Bank Account Ending In:	Balance[1]
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	6528	0.00
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	6536	31,648,861.21
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	9536	317,000.00
15-10503	Allied Nevada Gold Corp.	Scotiabank	1210	130,925.00
15-10514	Hycroft Resources & Development, Inc.	Wells Fargo Bank	6544	0.00
15-10514	Hycroft Resources & Development, Inc.	Wells Fargo Bank	6551	9,524,540.94

			Total	41,621,327.15

[1]	Book balance per the Debtors’ general ledger.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

For the Period March 10, 2015 through March 31, 2015

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

Stroock & Stroock & Lavan	3/1/2015 - 3/11/2015	672,266.54	Allied Nevada	Wire	3/27/2015	670,655.50	1,611.04	670,655.50	1,611.04

						670,655.50	1,611.04	670,655.50	1,611.04

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-2

STATEMENTS OF OPERATIONS1

For the Period March 10, 2015 through March 31, 2015

(Unaudited)

	Allied Nevada Gold Holdings LLC	Allied Nevada Gold Corp.	Hycroft Resources & Development, Inc.	Allied VNC, Inc.	Victory Gold, Inc.	Elimination	Debtors Consolidated
Revenue	$—	$—	$14,944,039	$—	$—	$—	$14,944,039

Operating expenses:
Production costs	—	—	11,416,218	—	—	—	11,416,218
Depreciation and amortization	—	55,685	3,035,264	—	—	—	3,090,949
Write-down of production inventories	—	—	37,019,636	—	—	—	37,019,636

Total cost of sales	—	55,685	51,471,119	—	—	—	51,526,804

Exploration, development, and land holding	35,678	29,069	27,137	31,083	—	—	122,968
Accretion	—	—	59,987	—	—	—	59,987
General and administrative	—	1,251,731	180,469	—	—	—	1,432,200
Loss on assets classified as held for sale and asset dispositions, net	16,871,432	—	22,209	—	—	—	16,893,641

Reorganization items, net:
Currency swap valuation adjustment	—	82,174,701	—	—	—	—	82,174,701
Notes carrying value adjustment	—	8,041,282	—	—	—	—	8,041,282
Legal and professional fees	—	2,255,133	—	—	—	—	2,255,133
Diesel swaps valuation adjustment	—	(415,000)	—	—	—	—	(415,000)
Warrant liability adjustment	—	(4,643,625)	—	—	—	—	(4,643,625)

Loss from operations	(16,907,110)	(88,748,976)	(36,816,881)	(31,083)	—	—	(142,504,051)

Other income (expense):
Interest income	—	209	—	—	—	—	209
Interest expense	—	(777,284)	(439,149)	—	—	—	(1,216,433)
Other, net	—	—	—	—	—	—	—

Loss before income taxes	(16,907,110)	(89,526,051)	(37,256,030)	(31,083)	—	—	(143,720,275)
Income taxes	—	—	—	—	—	—	—

Net loss	$(16,907,110)	$(89,526,051)	$(37,256,030)	$(31,083)	$—	$—	$(143,720,275)

1	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Allied VGH Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortex LLC, and ANG Central LLC.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-3

BALANCE SHEETS1

As of March 31, 2015

(Unaudited)

	Allied Nevada Gold Holdings LLC	Allied Nevada Gold Corp.	Hycroft Resources & Development, Inc.	Allied VNC, Inc.	Victory Gold, Inc.	Elimination	Debtors Consolidated
Assets:
Cash and cash equivalents	$—	$32,096,786	$9,524,541	$—	$—	$—	$41,621,327
Accounts receivable	—	—	901,582	—	—	—	901,582
Inventories	—	—	16,867,610	—	—	—	16,867,610
Ore on leachpads, current	—	—	206,067,768	—	—	—	206,067,768
Prepaids and other	449,471	2,489,041	4,234,698	54,063	—	—	7,227,273
Assets held for sale	16,378,355	—	44,358,303	1,121,644	—	—	61,858,302
Deferred tax assets, current	—	—	—	—	—	—	—

Current assets	16,827,826	34,585,827	281,954,503	1,175,707	—	—	334,543,863

Restricted cash	—	6,518	38,147,218	—	—	—	38,153,736
Ore on leachpads, non-current	—	—	88,314,760	—	—	—	88,314,760
Other assets, non-current	—	1,727,861	325,858	—	—	—	2,053,719
Plant, equipment, and mine development, net	—	427,381	427,950,763	—	—	—	428,378,145
Mineral properties, net	—	—	13,844,586	—	—	—	13,844,586
Investment in subsidiary	66,549,819	25,000	(9,071,738)	(3,807,909)	(2,860,022)	(50,835,150)	—
Deferred tax assets, non-current	—	24,913	—	—	—	—	24,913
Intercompany receivable	—	994,851,153	—	—	3,501,338	(998,352,491)	—

Total assets	83,377,645	1,031,648,653	841,465,950	(2,632,201)	641,316	(1,049,187,641)	905,313,722

Liabilities not subject to compromise:
Accounts payable	—	4,038,077	7,376,622	—	—	—	11,414,699
Interest payable	—	461,000	—	—	—	—	461,000
Other liabilities, current	—	86,985,752	1,096,154	—	—	—	88,081,907
Debt, current	—	100,060,833	136,504,379	—	—	—	236,565,212
Deferred tax liabilities, current	—	24,912	—	—	—	—	24,912
Asset retirement obligation, current	—	—	—	—	—	—	—

Current liabilities not subject to compromise	—	191,570,575	144,977,155	—	—	—	336,547,730

Other liabilities, non-current	559,011	55,596	5,188,329	—	557,645	—	6,360,580
Debt, non-current	—	—	276	—	—	—	276
Asset retirement obligation, non-current	—	—	20,187,022	—	—	—	20,187,022
Deferred tax liabilities, non-current	—	—	—	—	—	—	—
Intercompany payable	84,884,872	—	913,204,885	262,734	—	(998,352,491)	—

Total liabilities not subject to compromise	85,443,883	191,626,170	1,083,557,667	262,734	557,645	(998,352,491)	363,095,608

Liabilities subject to compromise:
Senior notes	—	316,640,001	—	—	—	—	316,640,001
Accounts payable	—	1,831,000	23,819,000	—	—	—	25,650,000
Term and security deposit loan	—	—	17,974,000	—	—	—	17,974,000
Interest payable	—	7,515,000	1,621,000	—	—	—	9,136,000
Accrued compensation and benefits	—	35,000	1,035,000	—	—	—	1,070,000
Currency swap derivative instrument	—	891,000	—	—	—	—	891,000

Total liabilities subject to compromise	—	326,912,001	44,449,000	—	—	—	371,361,001

Total Liabilities	85,443,883	518,538,171	1,128,006,667	262,734	557,645	(998,352,491)	734,456,609

Stockholders’ Equity:
Common stock	—	125,990	—	—	—	—	125,990
Additional paid-in capital	77,328,475	749,285,233	62,037,260	—	309,583	(116,008,140)	772,952,411
Accumulated other comprehensive income	—	—	—	—	—	—	—
(Accumulated deficit) retained earnings	(79,394,713)	(236,300,741)	(348,577,977)	(2,894,935)	(225,912)	65,172,990	(602,221,289)

Total stockholders’ equity	(2,066,238)	513,110,482	(286,540,717)	(2,894,935)	83,671	(50,835,150)	170,857,113

Total liabilities and stockholders’ equity	$83,377,645	$1,031,648,653	$841,465,950	$(2,632,201)	$641,316	$(1,049,187,641)	$905,313,722

1	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Allied VGH Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortex LLC, and ANG Central LLC.

April 30, 2015

Office of the United States Trustee

Subject: Attestation Regarding Postpetition Taxes

The Debtors hereby submit this attestation regarding postpetition taxes.

The Debtors are current on all of their postpetition tax obligations to the extent that the taxes are not in dispute or subject to reconciliation. To the best of my knowledge, there are no material tax disputes or reconciliations.

/s/ Stephen M. Jones

Name:	Stephen M. Jones
Position: Executive Vice President, Chief Financial Officer and Secretary

Sworn to and Subscribed
Before me on this 30
Day of April, 2015

/s/ Brandy King
Notary Public

My Commission Expires: 4/29/19

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-4

Unpaid Postpetition Payables1

As March 31, 2015

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Allied Nevada Gold Corp. Accounts Payable	$4,038,077	0	0	0	0	$4,038,077
Hycroft Resources & Development, Inc. Accounts Payable	$7,376,622	0	0	0	0	$7,376,622

Total Postpetition Debts	$11,414,699	0	0	0	0	$11,414,699

[1]	Other than the Debtors referenced above, no Debtors had unpaid postpetition accounts payable balances as of March 31, 2015.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-5

Accounts Receivable Reconciliation and Aging1

Hycroft Resources & Development, Inc. Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	3,799,000
+ Amounts billed during the period	21,057,510
- Amounts collected during the period	-23,954,928
Total Accounts Receivable at the end of the reporting period	901,582

Hycroft Resources & Development, Inc. Accounts Receivable Aging	Amount
0 - 30 days old	274,881
31 - 60 days old	211,493
61 - 90 days old	110,073
91+ days old	305,135
Total Accounts Receivable	901,582
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	901,582

Accounts Receivable are routinely collected from 60 to 180 days after sales due to significant time to agree on the final assays.

[1]	Hycroft Resources & Development, Inc. is the only Debtor with revenues and related accounts receivable.

Debtor Questionnaire

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X

Explanation - On March 18, 2015, as a result of the bankruptcy filing, the lenders under that certain Third Amended and Restated Credit Agreement (the “Revolver”) redeemed the $10.0 million in restricted deposits which reduced the outstanding borrowings under the Revolver by the same amount

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X

Explanation - On March 25, 2015, pursuant to the order determining adequate assurance of payment for future utility services and approving adequate assurance procedures, the Debtors opened an account to hold the adequate assurance deposit for the benefit of certain utility providers. See the attachment which identifies such account.

Commercial Account Signature Card

I. Account Title(s)

Add more accounts		Remove
Account #1	CoiD	182
(internal Use Only)
Account Type:	☒ Checking (Non-interest)
☐ Checking with Interest
☐ Money Market Account
☐ Other

Title Line 1	Allied Nevada Gold Corp.
(Customer’s Legal Name. Should match Federal income tax return. 40 characters max.)
Optional Account Title Lines (40 characters max per line.)
Title Line 2	Debtor in Posession Case 15-10503-MFW
Title Line 3	Adequate Assurance Deposit Account
Title Line 4
(Enter DBA Name in last available title line, if applicable.)

II. Regulation GG Certification

Customer or any entity for which account(s) will be maintained (f/b/o) engaged in business of internet gambling?	☐ Yes ☒ No

III. Authorized Account Signers

Add more signatures	Remove

#1		Stephen M. Jones	EVP & CFO

	Signature	Printed Name	Position/Title

#2		Joseph B. Doherty	Treasurer

	Signature	Printed Name	Position/Title

#3

	Signature	Printed Name	Position/Title

#4

	Signature	Printed Name	Position/Title

IV. Customer Acknowledgement & Agreement

On behalf of the Customer, I hereby certify, by my signature below, that each of the individuals designated in Section III above as an “Authorized Signer” is authorized, acting alone, to (a) sign checks drawn on and make cash withdrawals from the Account(s), (b) request stop payment orders for checks drawn on the Account(s), and (c) initiate funds transfers by ACH, wire or other means from the Account(s) in accordance with the Customer’s contractual arrangements with Wells Fargo regarding these services. Wells Fargo may obtain credit reports or other information about the Customer. Wells Fargo may disclose information about each account to its affiliates, to credit reporting agencies, and to other persons or agencies that, in Wells Fargo’s judgment, have a legitimate purpose for obtaining the information.

I acknowledge that the Customer has received Wells Fargo Bank’s Commercial Account Agreement and agree that its terms and conditions, as amended from time to time, will govern the Account(s).

Commercial Account Signature Card	Page 1 of 2
(Rev 03/14)

Joseph B. Doherty	Corporate Treasurer
Printed Name	Position/Title

03/25/2015

Authorized Signature	Date

V. Substitute Form W-9

☐  W-8 provided for Foreign Entity (Substitute W-9 Does Not Apply)

Allied Nevada Gold Corp.
Customer’s Legal Name (as shown on Customer’s Federal income tax return)

Business Name/Disregarded Entity Name (if different from above)

☐ individual/Sole Proprietor	☒ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust Estate

☐ Limited Liability Company	Enter the tax classification (C=C Corporation, S=S Corporation, P=Partnership)

☐ Other

9790 Gateway Dr., Suite 200
Address (number, street, and apartment or suite number)

Reno	NV	89521
City	State	ZIP Code

Part I. Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line below. The TIN provided must match the Customer’s legal name on the first line of this Section V to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Form W-9 Part I instructions at www.irs.gov for additional information. For other entities, it is your employer identification number (EIN).

XX-XXXXXXX
Social Security Number (SSN)	Employer Identification Number

Part II. Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

☐	You must check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

3.	I am a U.S. citizen or other U.S. person, and (See the Form W-9 Part II instructions at www.irs.gov for additional information.

4.	I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting.

Joseph B. Doherty	Treasurer
Printed Name	Position / Title

03/25/2015

Authorized Signature	Date

Bank Use Only

© 2013 Wells Fargo Bank, N.A., All rights reserved.

Commercial Account Signature Card	Page 2 of 2
(Rev 03/14)